EXHIBIT 10.3


                                 AMENDMENT NO. 4
                                       TO
                                 LOAN AGREEMENT


         THIS AMENDMENT, is made and entered into as of September, 1998, but effective as of July 15, 1998, among LIFE USA HOLDING, INC., as Borrower, EMPLOYERS REASSURANCE CORPORATION, as Agent and one of the Lenders, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY and WINTERTHUR LIFE RE INSURANCE COMPANY, as the other Lenders.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have entered into the Loan Agreement dated as of May 17, 1996, as amended by Amendment No. 1 dated as of December 30, 1996, Amendment No. 2 dated as of May 30, 1997, and Amendment No. 3 dated as of January 30, 1998 (the "Agreement"), pursuant to which the Lenders have agreed to make advances to Borrower on the terms and conditions set forth therein; and

         WHEREAS, Borrower has advised the Agent and the Lenders that it has obtained approval of its Board of Directors effective July 15, 1998 to initiate a program to repurchase up to 4,000,000 shares of its outstanding Common Stock in open market transactions (the "Stock Repurchase Plan"); and

         WHEREAS, Borrower, the Agent and the Lenders wish to amend the Agreement as provided in this Amendment in connection with the Stock Repurchase Plan,

         NOW, THEREFORE, in consideration of these premises and of the covenants, conditions and promises hereinafter set forth and for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Intention of Amendment. The purpose of this Amendment is to permit the use of the proceeds of any Term Loan Advance to purchase Borrower's Common Stock pursuant to the Stock Repurchase Plan and to make such other modifications to the Agreement as are necessary or appropriate to permit such application of proceeds. All terms defined in the Agreement are used herein as defined in the Agreement.

         2. Amendment of Section 1 of the Agreement. Section 1 of the Agreement is hereby amended by adding a definition for "Stock Repurchase Plan" as follows:

                  "Stock Repurchase Plan" shall mean the program to repurchase up to 4,000,000 shares of the Borrower's outstanding Stock in open market

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                  transactions, as approved by the Board of Directors of the
                  Borrower effective July 15, 1998.

         3. Amendment of Section 2.4 of Agreement. Subsection 2.4 of the Agreement is hereby amended in its entirety to read as follows:

                  "2.4. Use of Proceeds. Borrower shall apply the proceeds of each Term Loan Advance (i) to fund, or reimburse Borrower for payments made after April 1, 1996 for, the cash portion of any FMO Investment, (ii) to fund, or reimburse Borrower for payments made after April 1, 1996 for, the Capital and Surplus of LifeUSA, (iii) to make, or reimburse Borrower for payments made after April 1, 1996 for, any Capital Expenditures permitted pursuant to Section 7.10 hereof or investment permitted pursuant to Section 7.2 hereof or (iv) to fund, or reimburse Borrower for payments made for, purchases of Borrower's Common Stock pursuant to the Stock Repurchase Plan."

         4.       Amendment of Section 7.2 of Agreement. Subsection (b) of
                  Section 7.2 of the Agreement is hereby amended in its entirety to read as follows:

                  "(b) Borrower shall not, and shall not permit any Subsidiary to make or commit to make, any advance, loan, extension of credit or capital contribution to, or purchase of any stock, bonds, notes, debentures or other securities of any Person (including, without limitation, any such Person which would constitute a Subsidiary), or make any other investment in any Person or otherwise engage in any investment activities, except for (i) FMO Investments by Borrower or any Subsidiary, provided that the aggregate amount of cash used by Borrower and its Subsidiaries to make such investments shall not exceed $25,000,000 outstanding at any one time, (ii) those investments and investment activities set forth on Schedule
                  7.2 hereto (the "Investment Guidelines"), as such Investment Guidelines are modified from time to time by the Board of Directors of LifeUSA Insurance Company, (iii) as permitted by subsection (a) hereof and (iv) purchases of Borrower's Common Stock pursuant to the Stock Repurchase Plan, but subject to compliance with Section 7.14 hereof."

         5.       Amendment of Section 7.5 of Agreement. Subsection (b) of
                  Section 7.5 of the Agreement is hereby amended in its entirety to read as follows:

                  "(b) Borrower shall not make or permit any Subsidiary of Borrower to make any changes in its capital structure, amend its certificate of incorporation or bylaws, or make or permit any Subsidiary or Borrower to make any changes in any of its business objectives, purposes or operations which might in any way adversely affect the repayment of the Obligations or have a Material Adverse Effect, provided that any amendment to the certificate of incorporation of Borrower to increase the number of


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


                  authorized shares of Common Stock shall not require the prior written consent of the Required Lenders."

         6. Amendment to Section 7.14 of Agreement. Section 7.14 of the Agreement is hereby amended in its entirety to read as follows:

                  "7.14 Restricted Payments. Borrower shall not and shall not permit any Subsidiary of Borrower to make any Restricted Payments, except that during any Fiscal Year commencing with the year beginning January 1, 1998, Borrower may pay dividends in an amount up to 25% of Excess Cash Flow for the prior Fiscal Year, and Borrower may repurchase its Common Stock pursuant to the Stock Repurchase Plan, provided, in each case,
                  (i) no Default or Event of Default has occurred and is continuing or would result from the making of such Restricted Payment and (ii) Borrower's Consolidated Net Worth after giving effect to such Restricted Payment shall equal at least $207,000,000."

         7. Representations and Warranties. Borrower represents and warrants to Agent and Lenders as follows:

                  (a) All of the representations and warranties of Borrower contained in the Agreement or any of the Loan Documents are true and correct in all material respects on the date hereof as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes permitted or contemplated by the Agreement, except as such representations and warranties were modified or supplemented since the date of the original Agreement. As of the date hereof, no Default or Event of Default under the Agreement as amended by this Amendment has occurred which is continuing.

                  (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

                  (c) This Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

         8. Fees and Expenses. Pursuant to Section 10.2 of the Agreement, Borrower shall pay all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation of this Amendment, including the reasonable fees and expenses of its counsel.


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         9.       Full Force and Effect. Except as expressly set forth herein, the Agreement, as amended hereby, shall continue in full force and effect in accordance with its terms.

         10. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles thereof regarding conflicts of laws.


                  [The balance of this page is intentionally blank.]


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         IN WITNESS WHEREOF, the parties have executed this Agreement, each as of the date first above written.


                                 LIFE USA HOLDING, INC., as Borrower



                                 By: /s/ Mark A. Zesbaugh
                                     -------------------------------------------
                                         Mark A. Zesbaugh
                                         Executive Vice President and
                                         Chief Financial Officer

                                 EMPLOYERS REASSURANCE CORPORATION,
                                 as Agent and Lender



                                 By: /s/ James D. Maughn
                                     -------------------------------------------
                                         Its: Executive Vice President & Actuary

                                 REPUBLIC-VANGUARD LIFE INSURANCE
                                 COMPANY, as Lender



                                 By: /s/ John Brill
                                     -------------------------------------------
                                         Its: Senior Vice President & Treasurer

                                 WINTERTHUR LIFE RE INSURANCE COMPANY,
                                 as Lender



                                 By: /s/ John Brill
                                     -------------------------------------------
                                     Its: Senior Vice President & Treasurer



                                SIGNATURE PAGE TO
                        AMENDMENT NO. 4 TO LOAN AGREEMENT